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                                                                    EXHIBIT 4.1



                            APOLLO BIOPHARMACEUTICS, INC.

                         INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF DELAWARE


NUMBER                                                                  SHARES

COMMON STOCK                                                       COMMON STOCK


THIS CERTIFIES THAT



is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF APOLLO BIOPHARMACEUTICS, INC. (herein called the "Company") transferable upon the books of the Company in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation of the Company as now or hereafter amended, as to all of which the older of this certificate assents by acceptance hereof.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, APOLLO BIOPHARMACEUTICS, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


        Dated:

[SEAL]  /s/ John J. Curry                          /s/ Katherine Gordon
        --------------------                       --------------------------
        Treasurer                                  President

COUNTERSIGNED AND REGISTERED:


BY

-----------------------------
AUTHORIZED SIGNATURE







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                         APOLLO BIOPHARMACEUTICS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                 UNIF GIFT MIN ACT-- _______ Custodian _______
TEN ENT -- as tenants by the entireties                       (Cust)      (Minor)
JT TEN  -- as joint tenants with right of                     under Uniform Gifts to Minors
           survivorship and not as tenants                    Act ______________________
                                                                  (State)


         Additional abbreviations may also be used though not in the above list.

  For value received, ______________________________ hereby sell, assign, and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________________
   (Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee)

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________
____________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________________

____________________________________________________
Notice: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:   ______________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                           GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                           AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                           MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                           MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: The signature to this agreement must correspond with the name as written upon the face of the Certificate, in every particular, without alternation or enlargement, or any change whatever.